THIRD AMENDMENT TO TERM LOAN AGREEMENT

     THIS THIRD AMENDMENT TO TERM LOAN AGREEMENT ("Amendment") dated as of November 7, 1995, by and between AMSC SUBSIDIARY CORPORATION, a Delaware corporation ("Borrower"), with offices at 10802 Parkridge Boulevard, Reston, Virginia 22091, and NTFC CAPITAL CORPORATION, a Delaware corporation (formerly known as Northern Telecom Finance Corporation) ("Lender"), with offices at 220 Athens Way, Nashville, Tennessee 37228.

                                   BACKGROUND:

     A. Borrower and Lender executed that certain Term Loan Agreement dated as of May 28, 1993, as amended by the First Amendment to Term Loan Agreement dated as of April 8, 1994 and that Second Amendment to Term Loan Agreement dated as of August 1, 1995, (as so amended, the "Original Loan Agreement") providing for certain loans to be made to Borrower by Lender (the "Loans").

     B. Borrower has requested Lender to change certain financial covenants in the Original Loan Agreement, and Lender is willing to make such changes, on the terms and conditions set forth herein.

     NOW,  THEREFORE,  in  consideration  of the premises and for other good and
valuable   consideration,   the  receipt  and   adequacy  of  which  are  hereby
acknowledged, the parties hereto agree as follows:

     1. Definitions. All capitalized terms used herein which are not otherwise defined shall have the meanings given to such terms in the Original Loan Agreement, as amended hereby.

     2. Amendment to Section 6.10. Section 6.10 of the Original Loan Agreement is hereby amended to read in its entirety as follows:

         6.10 Leverage Ratio. Borrower shall not permit at any time after September 30, 1996, the ratio of (a) Total Senior Funded Debt as at the end of any fiscal quarter described below to (b) the sum of (i) EBITDA for the six-month period ending on the last day of such fiscal quarter, annualized, plus (ii) any new cash equity received by Borrower during such period, to exceed the ratio set forth opposite such fiscal quarter below (there being no restriction pursuant to this Section 6.10 prior to September 30, 1996):

                  Fiscal Quarter Ending                     Maximum Ratio

                  9/30/96 through 3/31/97                   13 to 1
                  6/30/97 through 3/31/98                    8 to 1
                  6/30/98 and thereafter                     4 to 1

     3. Representations and Warranties of Borrower. The Borrower represents and warrants to Lender that the Borrower has not executed any other deeds of trust, mortgages, security agreements or financing statements in favor of any other person or entity affecting the Collateral; that no person or entity has any rights to claim a lien upon the Collateral superior to the lien of Lender; that no Default or Event of Default has occurred under the Original Loan Agreement; and that no event has occurred and no claim, offset or other condition exists which would relieve the Borrower of any of its obligations to Lender under the Original Loan Agreement or other documents executed by the Borrower in connection therewith.

     4. Lender's Fees and Expenses. Borrower shall pay to Lender on demand, all costs and expenses, including reasonable legal fees, incurred by Lender in connection with preparation, negotiation, execution or implementation of this Amendment.

     5. Full Force and Effect. Except as specifically modified herein, the Original Loan Agreement shall continue in full force and effect as written, and nothing herein is intended to, nor shall it, release, diminish or waive the rights of the parties under the Original Loan Agreement, the Note or the other Loan Documents.

     6. Counterparts. This amendment may be executed in any number of counterparts (by facsimile transmission or otherwise) and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, this Third Amendment to Term Loan Agreement has been executed as of the day first above written by the parties' authorized representatives.

LENDER:                          BORROWER:

NTFC CAPITAL CORPORATION         AMSC SUBSIDIARY CORPORATION

By: /s/_______________________    By: /s/ James E. Bogdan

Title: _______________________   Title: Vice President & Chief Financial Officer
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